Exhibit 10.11

“CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. REDACTED MATERIAL IS MARKED WITH [Redacted].”

Our Ref.: IT-LOA-20171017

Quotation No.: IT-TD-201701

17 October 2017

By Email (dennis@ewell.hk) and Post

Ewell Hong Kong Limited

Unit 04, 16/F, Nanyang Plaza,

57 Hung To Road, Kwun Tong,

Kowloon, Hong Kong

Attention: Mr. Dennis Yu

Dear Mr. Dennis Yu,

CUHK MEDICAL CENTRE LIMITED
AWARD OF TENDER

Provision of Implementation Services for the
Hospital Information System (HIS) and Integration
(Tender No.: IT-TD-201701)

We refer to your Tender proposal submitted on 25 May 2017. We are pleased to inform you that your Tender proposal for Provision of Implementation Services for the Hospital Information System (HIS) and Integration for the following items has been accepted (Please refer to the respective appendices for further price breakdown and respective payment terms):

Description	Amount (HK$)	Appendix	Remarks
Mandatory Software	[Redacted]	I
Annual Maintenance Charge for Mandatory Software	[Redacted]		5-year service
Optional Software	[Redacted]	II
Annual Maintenance Charge for Optional Software	[Redacted]		5-year service
Consultancy Services	[Redacted]	III

This offer letter in accordance with the following documents shall constitute a binding contract.

1.	The Requirements, Terms and Conditions stipulated in the Tender documents issued by CUHK Medical Centre Limited (“CUHKMC”) dated 12 April 2017.
2.	The Tender proposal submitted by Ewell Hong Kong Limited.
3.	The email sent by Ewell Hong Kong Limited on 18 August 2017 for revision of tender schedule 6 and 15.
4.	The email sent by Ewell Hong Kong Limited on 31 August 2017 for clarification of tender schedule 15.

The commencement date of the Service would be on 1 November 2017. Under no circumstances will CUHKMC accept any adjustment on terms, conditions and price. The Annual Maintenance Charge is subject to annual renewal of CUHKMC and should not subject to consumer price adjustment for 5 years after the free warranty period.

To acknowledge your understanding and acceptance of the terms, conditions and price of this letter, please sign and return this letter to us via procurement@cuhk.edu.hk.

Yours sincerely,	Confirmed & Accepted by
Secretary, Tender Board CUHK Medical Centre Limited

Appendix I

List of Mandatory Software and maintenance item awarded for the
Provision of Implementation Services for the

Hospital Information System (HIS) and Integration
(Tender No.: IT-TD-201701)

Product No.	Product Name/ Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
SW-001	Patient Master Index	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-002	Master Data Management	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-003	Patient Appointments	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-004	Physician Scheduling	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-005	In-Patient ADT	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-006	Patient Billing and Charging	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-007	Bed and Ward Management	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-008	Mortuary Information System	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-009	Queue Management	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-010	Referral/ Follow- up/ Waitlist Management	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-01 lA	EMR Phase 1	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-01 lB	EMR Phase 2	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-012	Nursing Management	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-013	CPOE (Clinical Order Entry)	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-014	CPOE (Medication Order Entry)	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-015	Adverse event Management	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-016	Medications Administration System	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-017	Gastroenterology	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-018	General Surgery	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-019	General Orthopedics	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-020	Urology	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-021	Eye	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-022	ENT	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-023	24-hour Clinic	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-024	Obstetrics	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-025	Neonates	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-026	Pediatrics	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-027	Cardiology	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-028	Oncology	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-029	Operation Room Information System	[Redacted]	[Redacted]	[Redacted]	[Redacted]

Appendix I

List of Mandatory Software and maintenance item awarded for the
Provision of Implementation Services for the
Hospital Information System (HIS) and Integration
(Tender No.: IT-TD-201701)

Product No.	Product Name / Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
SW-030	Pharmaceutical Management System	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-031	Enterprise Workflow Engine	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-032	System Integration Platform	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-033	Patient Monitoring	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-034	Patient Tracking	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-035	Baby Tracking	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-036	Intelligent Portal system for CUHKMC Portal	[Redacted]	[Redacted]	[Redacted]	[Redacted]
	Mandatory Software Sub-total			[Redacted]	[Redacted]

The payment terms would be as follows:

For Product No. SW-001 to SW-036 except SW-001, SW-002, SW-030 & SW-032:

1.	Instalment 1 (30% of Total Price) - The payment is due within 30 working days after the commencement date.
2.	Instalment 2 (20% of Total Price) - The payment is due upon the completion of software functional specification of individual Product (as per Product No. ).
3.	Instalment 3 (40% of Total Price) - The payment is due upon completion of all system installations, integrations and user acceptance tests (date of UAT) of individual Product (as per Product No.).
4.	Instalment 4 (10% of Total Price) - The payment is due upon completion of 12-month off- site technical support and system maintenance after the user acceptance tests (date of UAT) of individual Product (as per Product No.).

For Product No. SW-001, SW-002, SW-030 & SW-032:

The payments for Product No. SW-001, SW-002, SW-030, SW-032 that shall be settled in 5 stages (1. to 5.) as below, or before 31 December, 2024, whichever is the earlier.

1.	1st Stage Payment - 20% of Total Price upon the number of hospital beds provided by CUHKMC falling in the range of 1 to 100;
2.	2nd Stage Payment - 20% of Total Price upon the number of hospital beds provided by CUHKMC reaching 200;
3.	3rd Stage Payment - 20% of Total Price upon the number of hospital beds provided by CUHKMC reaching 300 or before 31 December, 2022, whichever is the earlier;
4.	4th Stage Payment - 20% of Total Price upon the number of hospital beds provided by CUHKMC reaching 400; and
5.	Final Stage Payment - 20% of Total Price upon the number of hospital beds provided by CUHKMC reaching 500.

For each Stage Payment, the settlement shall be made according to the following terms:

1.	Instalment 1 (30% of Stage Payment(s)) -The payment is due within 30 working days after the commencement date.
2.	Instalment 2 (20% of Stage Payment(s)) -The payment is due upon the completion of software functional specification of individual Product (as per Product No.).
3.	Instalment 3 (40% of Stage Payment(s))-The payment is due upon completion ofall system installations, integrations and user acceptance tests (date of UAT) of individual Product (as per Product No.).
4.	Instalment 4 (10% of Stage Payment(s)) - The payment is due upon completion of 12- month off-site technical support and system maintenance after the user acceptance tests (date of UAT) of individual Product (as per Product No.).

For Maintenance Fee

The maintenance period shall be effective after the completion of first 12-month off-site technical support and system maintenance (the ““Effective Date””). The payment of maintenance fee shall be made 30 working days from the date of receipt of invoice.

For Product No. SW-001, SW-002, SW-030 & SW-032, the maintenance fees are derived from the amounts of relevant Stage Payment.

Secretary, Tender Board

CUHK Medical Centre Limited

Date: 17 October 2017

Appendix II

List of Optional Software and maintenance scheme awarded for the
Provision of Implementation Services for the
Hospital Information System (HIS) and Integration
(Tender No.: IT-TD-201701)

Product No.	Product Name / Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
SW-067	Doctor Mobile Apps	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-068	Nurse Mobile Apps	[Redacted]	[Redacted]	[Redacted]	[Redacted]
SW-069	Patient Mobile Apps	[Redacted]	[Redacted]	[Redacted]	[Redacted]
Optional Software Sub-total				[Redacted]	[Redacted]

The payment terms would be as follows:

1.	Instalment 1 (30% of Total Price) - The payment is due within 30 working days after the commencement date.
2.	Instalment 2 (20% of Total Price) - The payment is due upon the completion of software functional specification of individual Product (as per Product No.).
3.	Instalment 3 (40% of Total Price) - The payment is due upon completion of all system installations, integrations and user acceptance tests (date of UAT) of individual Product (as per Product No.).
4.	Instalment 4 (10% of Total Price) - The payment is due upon completion of 12-month off- site technical support and system maintenance after the user acceptance tests (date of UAT) of individual Product (as per Product No.).

For Maintenance Fee

The maintenance period shall be effective after the completion of first 12-month off-site technical support and system maintenance (the ““Effective Date””). The payment of maintenance fee shall be made 30 working days from the date of receipt of invoice.

Secretary, Tender Board

CUHK Medical Centre Limited

Date: 17 October 2017

Appendix III

List of Optional Software and maintenance scheme awarded for the
Provision of Implementation Services for the
Hospital Information System (HIS) and Integration
(Tender No.: IT-TD-201701)

Product No.	Product Name / Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
N/A	HIMSS Analytics EMRAM Stage 7 Consulting Services	N/A	N/A	[Redacted]	N/A
Consultancy Services Sub-total				[Redacted]	[Redacted]

The payment terms would be as follows:

1.	Instalment 1 (50% of Total Price) - The payment is due within 30 working days after the commencement date.
2.	Instalment 2 (50% of Total Price)-The payment is due upon the completion of delivery.

Secretary, Tender Board

CUHK Medical Centre Limited

Date: 17 October 2017